Exhibit 16.1

Hein & Associates LLP 1999 Broadway, Suite 4000 Denver, Colorado 80202	www.heincpa.com p 303.298.9600 f 303.298.8118

February 16, 2016

Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read Silver Bull Resources, Inc.'s statements included under Item 4.01(a) of its Form 8-K dated February 15, 2016 and we agree with such statements concerning our firm.

/s/ Hein & Associates LLP
Hein & Associates LLP